Exhibit 99.1

THIRD QUARTER 2016

FINANCIAL SUPPLEMENT

If you need further information, please contact:

Aarti Bowman, Investor Relations

901-523-4017

aagoorha@firsthorizon.com

FHN TABLE OF CONTENTS

Other Information

This financial supplement contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information.  Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, recent and future legislative and regulatory developments, natural disasters, and items mentioned in this financial supplement and in First Horizon National Corporation’s (“FHN”) most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC.  FHN disclaims any obligation to update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements to reflect future events or developments.

Use of Non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures are included in this financial supplement that are “non-GAAP,” meaning (under U.S. financial reporting rules) they are not presented in accordance with generally accepted accounting principles (“GAAP”) in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

Presentation of regulatory measures, some which follow regulatory definitions rather than GAAP, provides a meaningful base for comparability to other financial institutions subject to the same regulations as FHN. Such measures are used by the various banking regulators in reviewing the performance, stability, and capital adequacy of financial institutions they regulate. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; risk weighted assets (“RWA”), which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios; and pre-provision net revenue (“PPNR”), calculated by adding the provision/(provision credit) for loan losses to income before income taxes.

The non-GAAP measures presented in this financial supplement are return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), and tangible book value per common share.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items on page 22 of this financial supplement.

2

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

3

FHN PERFORMANCE HIGHLIGHTS

Third Quarter 2016 Notable Items

	Segment	Item	Income Statement	Amount	Comments

•	Non-Strategic	Mortgage recoveries	Noninterest Income: Mortgage banking	$4.4 million	Pre-tax gains primarily related to recoveries associated with prior mortgage servicing sales

•	Non-Strategic	Litigation expense	Noninterest Expense: Litigation and regulatory matters	$4.5 million	Pre-tax loss accruals related to legal matters

•	Regional Banking	Litigation expense reversal	Noninterest Expense: Litigation and regulatory matters	$(4.3) million	Favorable pre-tax reversal of loss accruals related to legal matters

Third Quarter 2016 vs. Second Quarter 2016

Consolidated

•	Net income available to common shareholders was $63.2 million, or $.27 per diluted share in third quarter, compared to $56.5 million, or $.24 per diluted share in second quarter
•	Acquired $537.4 million of UPB in franchise finance loans from GE Capital on September 16, 2016
•	Net Interest Income (“NII”) increased to $185.2 million in third quarter from $176.3 million in second quarter; Net Interest Margin (“NIM”) increased to 2.96 percent in third quarter from 2.92 percent in prior quarter
•	NII was favorably impacted by loan growth within the regional bank
•	The increase in NIM was largely the result of an increase in loans to mortgage companies coupled with lower average trading securities balances in third quarter
•	Noninterest income (including securities gains) increased to $148.5 million in third quarter from $145.5 million in prior quarter
•	The increase was largely driven by recoveries associated with prior legacy mortgage servicing sales and a $1.8 million gain on the sale of properties, which more than offset lower Fixed income revenue
•	Noninterest expense was $233.6 million in third quarter compared to $226.8 million in second quarter
•	Expense increase is largely the result of the favorable impact on second quarter expense of a $31.4 million reversal of repurchase and foreclosure provision as a result of the settlements of certain repurchase claims, somewhat offset by a $25.7 million decline in loss accruals related to legal matters in third quarter relative to the prior quarter
•	Period-end loans were $19.6 billion and $18.6 billion in third quarter and second quarter, respectively; average loans increased 5 percent to $18.7 billion in third quarter
•	Period-end core deposits were $21.0 billion and $20.1 billion in third quarter and second quarter, respectively; average core deposits increased 4 percent linked quarter to $20.6 billion in third quarter

Regional Banking

•	Pre-tax income increased to $102.1 million in third quarter from $64.4 million in second quarter; pre-provision net revenue was $110.7 million and $75.3 million in third and second quarters, respectively
•	Period-end loans increased to $17.8 billion in third quarter from $16.7 billion in second quarter; average loans increased 6 percent to $16.8 billion in third quarter
•	Increase in period-end loans largely driven by the GE Capital franchise finance loan purchase, as well as increases in loans to mortgage companies and other commercial loan portfolios
•	Increase in average loans primarily driven by increases in loans to mortgage companies and other commercial loan portfolios
•	Period-end core deposits were $18.2 billion in both third and second quarter; average core deposits increased 1 percent to $18.1 billion
•	NII increased to $190.5 million in third quarter from $178.3 million in second quarter; NIM decreased 2 basis points to 4.55 percent in third quarter
•	The increase in NII was largely the result of higher average balances of loans to mortgage companies and other commercial loans
•	Provision expense was $8.5 million in third quarter compared to $10.9 million in the prior quarter
•	Provision in third quarter was primarily driven by improved performance of the consumer real estate portfolio which offset increased reserves as a result of commercial loan growth
•	Net charge-offs declined by $4.1 million in third quarter to $3.5 million driven by lower commercial charge-offs
•	Noninterest income increased to $65.1 million in third quarter from $61.3 million in second quarter largely the result of a $1.8 million gain on the sale of properties and higher fee income associated with derivative sales
•	Noninterest expense decreased to $145.0 million in third quarter from $164.3 million in second quarter primarily driven by a decline in loss accruals related to legal matters. These declines were somewhat offset by increases in personnel, technology, advertising and FDIC expense relative to the prior quarter
•	Third quarter includes a $4.3 million reversal of loss accruals related to legal matters compared to $22.0 million of loss accruals related to legal matters in second quarter

Fixed Income

•	Pre-tax income was $14.9 million in third quarter compared to $18.3 million in second quarter
•	Noninterest income decreased to $72.1 million in third quarter from $78.1 million in the prior quarter
•	Fixed income product revenue was $59.0 million in third quarter compared to $69.3 million in second quarter
•	Fixed income product average daily revenue (“ADR”) was $922 thousand and $1.1 million in third and second quarters, respectively
•	Other product revenue increased $4.3 million to $13.1 million in third quarter driven by increases in fees from loan and derivative sales
•	Noninterest expense decreased to $59.6 million in third quarter from $62.9 million in the prior quarter primarily due to lower variable compensation costs

4

FHN PERFORMANCE HIGHLIGHTS (continued)

Third Quarter 2016 vs. Second Quarter 2016 (continued)

Corporate

•	Pre-tax loss was $27.9 million in third quarter compared to pre-tax loss of $27.0 million in prior quarter
•	NII was negative $18.2 million and negative $15.9 million in third and second quarter, respectively
•	Estimated effective duration of the securities portfolio was 2.5 years in third quarter compared to 1.9 years in second quarter
•	Estimated modified duration of the securities portfolio was 3.8 years in third quarter compared to 3.4 years in second quarter
•	Noninterest income (including net securities gains) was $5.1 million in third quarter compared to $4.9 million in second quarter
•	Noninterest expense decreased to $14.8 million in third quarter from $16.1 million in second quarter
•	Second quarter expense included $2.5 million of negative valuation adjustments associated with derivatives related to prior sales of Visa Class B shares; no similar adjustment was made in third quarter

Non-Strategic

•	Pre-tax income was $7.1 million in third quarter compared to $35.2 million in second quarter
•	NII was $10.5 million and $10.6 million in third and second quarter, respectively
•	The provision credit was $4.5 million in third quarter compared to a provision credit of $6.9 million in second quarter
•	The level of provision continues to reflect declining balances combined with stable performance within the legacy portfolio
•	Noninterest income increased to $6.2 million in third quarter from $1.2 million in prior quarter driven by recoveries associated with prior legacy mortgage servicing sales
•	Noninterest expense increased to $14.2 million in third quarter from negative $16.4 million in second quarter
•	Expense increase primarily driven by a $31.4 million reversal of repurchase and foreclosure provision in second quarter as a result of the settlements of certain repurchase claims
•	Third quarter includes $4.5 million of loss accruals related to legal matters compared to $4.0 million in the prior quarter

Asset Quality

•	Allowance for loan losses increased to $201.6 million in third quarter from $199.8 million in second quarter; the allowance to loans ratio was 103 basis points in third quarter compared to 107 basis points in second quarter
•	Reserves for the consumer portfolio declined by $6.3 million which partially offset an increase in regional bank commercial reserves
•	The increase in regional bank commercial reserves was primarily due to increased balances compared to second quarter
•	Net charge-offs (“NCOs”) were $2.3 million in third quarter compared to $8.2 million in second quarter; annualized net charge-offs decreased to 5 basis points of average loans in third quarter from 19 basis points in prior quarter
•	The regional bank had net charge-offs of $3.5 million in third quarter compared to net charge-offs of $7.6 million in second quarter
•	Nonperforming loans (“NPLs”), excluding loans held-for-sale, decreased to $152.1 million in third quarter from $176.6 million in second quarter; the decrease was largely driven by the consumer real estate portfolio primarily as a result of performing troubled debt restructurings (“TDRs”) returning to accrual status combined with a decrease in the commercial real estate portfolio due to payoffs
•	Nonperforming assets (“NPAs”), excluding loans held-for-sale, were $165.7 million compared to $190.7 million
•	30+ delinquencies increased $4.6 million from second quarter to $63.4 million in third quarter primarily driven by the consumer real estate and commercial portfolios within regional bank while 30+ delinquencies as a percentage of total loans remained flat at 32 basis points in third quarter compared to second quarter
•	TDRs decreased to $360.8 million in third quarter from $373.1 million in prior quarter

Taxes

•	The effective tax rates for third and second quarters were 29.68 percent and 33.00 percent, respectively. The rate difference was primarily attributable to a $2.3 million change in discrete items
•	The rates reflect the favorable effect from permanent benefits. Permanent benefits primarily consist of tax credit investments, life insurance, and tax-exempt interest

Capital and Liquidity

•	Declared $.07 per common share quarterly dividend in third quarter, aggregating $16.3 million, which was paid on October 3, 2016
•	Declared aggregate preferred quarterly dividend of $1.6 million in third quarter which was paid on October 11, 2016
•	Repurchased shares costing $7.1 million in third quarter; $189.7 million remaining authorization under the current share repurchase program at September 30, 2016
•	Cumulative shares repurchased since October 2011 are $423.0 million with a volume weighted average price of $10.36 per share
•	Capital ratios (regulatory capital ratios calculated under the Basel III risk-based capital rules as phased-in; current quarter is an estimate)
•	Total equity to total assets (GAAP) of 9.65 percent in third quarter compared to 9.77 percent in prior quarter
•	Tangible common equity to tangible assets (Non-GAAP) of 7.58 percent in third quarter compared to 7.63 percent in prior quarter
•	Common Equity Tier 1 of 9.79 percent in third quarter compared to 10.05 percent in prior quarter
•	Tier 1 of 11.00 percent in third quarter compared to 11.28 percent in prior quarter
•	Total Capital of 12.06 percent in third quarter compared to 12.39 percent in prior quarter
•	Leverage of 9.52 percent in third quarter compared to 9.50 percent in prior quarter
5

FHN CONSOLIDATED INCOME STATEMENT

Quarterly, Unaudited

						3Q16 Changes vs.
(Dollars in thousands, except per share data)	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15

Interest income	$206,972	$197,376	$193,664	$187,620	$183,687	5%	13%
Less: interest expense	21,777	21,112	21,590	20,968	20,125	3%	8%
Net interest income	185,195	176,264	172,074	166,652	163,562	5%	13%
Provision for loan losses	4,000	4,000	3,000	1,000	1,000	*	NM
Net interest income after provision for loan losses	181,195	172,264	169,074	165,652	162,562	5%	11%
Noninterest income:
Fixed income	71,748	77,913	66,977	61,673	51,804	(8)%	38%
Deposit transactions and cash management	27,221	26,991	26,837	28,951	28,911	1%	(6)%
Brokerage, management fees and commissions	10,828	10,665	10,415	11,021	11,620	2%	(7)%
Trust services and investment management	6,885	7,224	6,565	6,873	6,590	(5)%	4%
Bankcard income (a)	6,260	6,558	5,259	5,607	5,561	(5)%	13%
Bank-owned life insurance	3,997	3,743	3,389	3,738	4,135	7%	(3)%
Other service charges	3,004	2,996	2,713	2,751	2,968	*	1%
Insurance commissions	1,262	552	487	769	608	NM	NM
Securities gains/(losses), net	(200)	99	1,574	1,439	(345)	NM	42%
Other (b)	17,540	8,773	10,089	9,410	13,251	NM	32%
Total noninterest income	148,545	145,514	134,305	132,232	125,103	2%	19%
Adjusted gross income after provision for loan losses	329,740	317,778	303,379	297,884	287,665	4%	15%
Noninterest expense:
Employee compensation, incentives, and benefits (c)	145,103	143,370	137,151	136,000	116,219	1%	25%
Repurchase and foreclosure provision (d)	(218)	(31,400)	-	-	-	99%	NM
Legal fees	4,750	5,891	4,879	4,601	3,626	(19)%	31%
Professional fees	4,859	4,284	5,199	4,859	5,139	13%	(5)%
Occupancy	12,722	12,736	12,604	13,853	13,282	*	(4)%
Computer software	10,400	11,226	11,587	11,432	11,010	(7)%	(6)%
Contract employment and outsourcing	2,443	2,497	2,425	3,159	3,414	(2)%	(28)%
Operations services	10,518	10,521	9,900	9,761	10,130	*	4%
Equipment rentals, depreciation, and maintenance	6,085	7,182	6,159	8,568	7,093	(15)%	(14)%
FDIC premium expense	5,721	4,848	4,921	5,098	4,529	18%	26%
Advertising and public relations (e)	6,065	4,481	4,973	5,273	4,832	35%	26%
Communications and courier	3,883	3,039	3,750	4,089	4,054	28%	(4)%
Other insurance and taxes	2,625	3,014	3,313	2,874	3,283	(13)%	(20)%
Foreclosed real estate	815	(432)	(258)	475	431	NM	89%
Amortization of intangible assets	1,299	1,299	1,300	1,359	1,298	*	*
Other (b)	16,488	44,266	19,024	32,339	27,096	(63)%	(39)%
Total noninterest expense	233,558	226,822	226,927	243,740	215,436	3%	8%
Income before income taxes	96,182	90,956	76,452	54,144	72,229	6%	33%
Provision for income taxes	28,547	30,016	24,239	2,715	8,897	(5)%	NM
Net income	67,635	60,940	52,213	51,429	63,332	11%	7%
Net income attributable to noncontrolling interest	2,883	2,852	2,851	2,848	2,977	1%	(3)%
Net income attributable to controlling interest	64,752	58,088	49,362	48,581	60,355	11%	7%
Preferred stock dividends	1,550	1,550	1,550	1,550	1,550	*	*
Net income available to common shareholders	$63,202	$56,538	$47,812	$47,031	$58,805	12%	7%
Common Stock Data
EPS	$0.27	$0.24	$0.20	$0.20	$0.25	13%	8%
Basic shares (thousands) (f)	231,856	231,573	234,651	237,983	233,111	*	(1)%
Diluted EPS	$0.27	$0.24	$0.20	$0.20	$0.25	13%	8%
Diluted shares (thousands) (f)	234,092	233,576	236,666	240,072	235,058	*	*
Key Ratios & Other
Return on average assets (annualized) (g)	0.97%	0.91%	0.79%	0.78%	0.99%
Return on average common equity (“ROE”) (annualized) (g)	10.80%	10.04%	8.53%	8.23%	10.83%
Return on average tangible common equity (“ROTCE”) (annualized) (g) (h)	11.90%	11.10%	9.44%	9.07%	11.77%
Fee income to total revenue (g)	44.54%	45.21%	43.55%	43.97%	43.41%
Efficiency ratio (g)	69.94%	70.51%	74.45%	81.94%	74.54%
Full time equivalent employees	4,246	4,228	4,241	4,260	4,202

NM - Not meaningful

* Amount is less than one percent.

(a)	2Q16 increase driven by a significant new relationship.
(b)	Refer to the Other Income and Other Expense table on page 7 for additional information.
(c)	3Q15 includes $8.3 million of gains associated with an employee benefit plan amendment.
(d)	2Q16 expense reversal driven by the settlements of certain repurchase claims.
(e)	3Q16 increase related to a promotional branding campaign.
(f)	4Q15 increase related to shares issued in connection with the TrustAtlantic acquisition.
(g)	See Glossary of Terms for definitions of Key Ratios.
(h)	This non-GAAP measure is reconciled to ROE (GAAP) in the Non-GAAP to GAAP reconciliation on page 22 of this financial supplement.
6

FHN OTHER INCOME AND OTHER EXPENSE

Quarterly, Unaudited

						3Q16 Changes vs.
(Thousands)	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15

Other Income
ATM and interchange fees	$3,081	$2,879	$2,958	$3,133	$2,998	7%	3%
Electronic banking fees	1,398	1,381	1,397	1,474	1,479	1%	(5)%
Letter of credit fees	981	1,115	1,061	988	978	(12)%	*
Mortgage banking (a)	5,524	598	1,273	1,149	761	NM	NM
Deferred compensation (b)	1,038	795	329	(58)	(2,309)	31%	NM
Gain/(loss) on extinguishment of debt (c)	-	-	-	(1)	5,794	NM	NM
Other (d)	5,518	2,005	3,071	2,725	3,550	NM	55%
Total	$17,540	$8,773	$10,089	$9,410	$13,251	NM	32%

Other Expense
Litigation and regulatory matters	$260	$26,000	$(475)	$14,185	$10,922	(99)%	(98)%
Tax credit investments (e)	788	831	706	3,199	439	(5)%	79%
Travel and entertainment	2,478	2,495	2,062	2,893	2,451	(1)%	1%
Employee training and dues	1,360	1,338	1,390	1,537	1,272	2%	7%
Customer relations	1,442	1,483	1,879	1,086	1,477	(3)%	(2)%
Miscellaneous loan costs	676	565	717	835	726	20%	(7)%
Supplies	1,158	930	1,026	1,046	974	25%	19%
Other (f)	8,326	10,624	11,719	7,558	8,835	(22)%	(6)%
Total	$16,488	$44,266	$19,024	$32,339	$27,096	(63)%	(39)%

NM - Not meaningful

* Amount is less than one percent.

(a)	3Q16 includes $4.4 million of gains primarily related to recoveries associated with prior legacy mortgage servicing sales.
(b)	Amounts driven by market conditions and are mirrored by changes in deferred compensation expense which is included in employee compensation expense.
(c)	3Q15 gain related to the extinguishment of $206 million of junior subordinated notes underlying $200 million of trust preferred debt.
(d)	3Q16 includes a $1.8 million gain on the sales of properties.
(e)	4Q15 includes $2.8 million of impairment related to a tax credit investment accounted for under the equity method.
(f)	2Q16 includes $2.5 million of negative valuation adjustments associated with derivatives related to prior sales of Visa Class B shares; 1Q16 includes $3.7 million of impairment related to branch closures.
7

FHN CONSOLIDATED PERIOD-END BALANCE SHEET

Quarterly, Unaudited

						3Q16 Changes vs.
(Thousands)	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15

Assets:
Investment securities	$4,041,934	$4,023,576	$4,028,731	$3,944,166	$3,677,954	*	10%
Loans held-for-sale	155,215	117,976	116,270	126,342	124,308	32%	25%
Loans, net of unearned income	19,555,787	18,589,337	17,574,994	17,686,502	16,725,492	5%	17%
Federal funds sold	27,097	40,570	34,061	114,479	64,438	(33)%	(58)%
Securities purchased under agreements to resell	802,815	881,732	767,483	615,773	793,098	(9)%	1%
Interest-bearing cash (a)	219,834	321,743	951,920	602,836	596,689	(32)%	(63)%
Trading securities	1,320,535	1,162,959	1,226,521	881,450	1,229,180	14%	7%
Total earning assets	26,123,217	25,137,893	24,699,980	23,971,548	23,211,159	4%	13%
Cash and due from banks	327,639	283,648	280,625	300,811	256,342	16%	28%
Fixed income receivables (b)	91,997	219,939	114,854	63,660	83,547	(58)%	10%
Goodwill (c)	191,371	191,307	191,307	191,307	145,932	*	31%
Other intangible assets, net (c)	22,317	23,616	24,915	26,215	25,624	(6)%	(13)%
Premises and equipment, net	279,178	279,676	274,347	275,619	269,332	*	4%
Real estate acquired by foreclosure	18,945	20,053	24,521	33,063	35,332	(6)%	(46)%
Allowance for loan losses	(201,557)	(199,807)	(204,034)	(210,242)	(210,814)	1%	(4)%
Derivative assets	160,736	196,989	165,007	104,365	152,548	(18)%	5%
Other assets	1,435,379	1,387,756	1,392,160	1,436,291	1,417,071	3%	1%
Total assets	$28,449,222	$27,541,070	$26,963,682	$26,192,637	$25,386,073	3%	12%

Liabilities and Equity:
Deposits:
Savings	$8,753,115	$7,960,182	$7,921,344	$7,811,191	$7,554,338	10%	16%
Other interest-bearing deposits	5,605,734	5,720,628	5,371,864	5,388,526	4,885,601	(2)%	15%
Time deposits	732,561	741,992	763,897	788,487	743,158	(1)%	(1)%
Total interest-bearing core deposits	15,091,410	14,422,802	14,057,105	13,988,204	13,183,097	5%	14%
Noninterest-bearing deposits	5,890,252	5,684,732	5,717,195	5,535,885	5,391,385	4%	9%
Total core deposits (d)	20,981,662	20,107,534	19,774,300	19,524,089	18,574,482	4%	13%
Certificates of deposit $100,000 and more	592,518	522,643	553,534	443,389	290,738	13%	NM
Total deposits	21,574,180	20,630,177	20,327,834	19,967,478	18,865,220	5%	14%
Federal funds purchased	538,284	508,669	588,413	464,166	520,992	6%	3%
Securities sold under agreements to repurchase	341,998	451,129	425,217	338,133	332,329	(24)%	3%
Trading liabilities	702,226	789,540	738,653	566,019	788,563	(11)%	(11)%
Other short-term borrowings (e)	792,736	543,033	96,723	137,861	99,887	46%	NM
Term borrowings (f)	1,065,651	1,076,943	1,323,749	1,312,677	1,339,940	(1)%	(20)%
Fixed income payables (b)	68,897	90,400	56,399	23,072	95,346	(24)%	(28)%
Derivative liabilities	144,829	170,619	146,297	108,339	140,965	(15)%	3%
Other liabilities	475,839	588,636	617,449	635,306	622,586	(19)%	(24)%
Total liabilities	25,704,640	24,849,146	24,320,734	23,553,051	22,805,828	3%	13%
Equity:
Common stock (g)	145,772	145,012	145,342	149,117	146,398	1%	*
Capital surplus (g)	1,376,319	1,362,528	1,371,397	1,439,303	1,377,731	1%	*
Undivided profits	992,264	945,663	905,595	874,303	841,737	5%	18%
Accumulated other comprehensive loss, net	(160,828)	(152,334)	(170,441)	(214,192)	(176,676)	6%	(9)%
Preferred stock	95,624	95,624	95,624	95,624	95,624	*	*
Noncontrolling interest (h)	295,431	295,431	295,431	295,431	295,431	*	*
Total equity	2,744,582	2,691,924	2,642,948	2,639,586	2,580,245	2%	6%
Total liabilities and equity	$28,449,222	$27,541,070	$26,963,682	$26,192,637	$25,386,073	3%	12%

NM - Not meaningful

* Amount is less than one percent.

(a)	Includes excess balances held at Fed.
(b)	Period-end balances fluctuate based on the level of pending unsettled trades.
(c)	4Q15 increase related to TrustAtlantic acquisition.
(d)	3Q16 average core deposits were $20.6 billion.
(e)	3Q16 and 2Q16 increase related to higher FHLB borrowings as a result of increased loan demand.
(f)	In 2Q16 $250 million of FTBNA subordinated notes matured.
(g)	4Q15 increase related to shares issued in connection with the TrustAtlantic acquisition.
(h)	Consists of preferred stock of subsidiaries.
8

FHN CONSOLIDATED AVERAGE BALANCE SHEET

Quarterly, Unaudited

						3Q16 Changes vs.
(Thousands)	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15

Assets:
Earning assets:
Loans, net of unearned income:
Commercial, financial, and industrial (C&I)	$11,281,691	$10,451,954	$9,994,084	$9,720,115	$9,539,650	8%	18%
Commercial real estate	1,997,121	1,901,592	1,765,435	1,612,730	1,425,528	5%	40%
Consumer real estate	4,601,420	4,662,172	4,732,968	4,798,067	4,838,984	(1)%	(5)%
Permanent mortgage	436,952	435,521	447,800	455,299	475,684	*	(8)%
Credit card and other	362,166	360,874	353,661	356,948	353,148	*	3%
Total loans, net of unearned income (a)	18,679,350	17,812,113	17,293,948	16,943,159	16,632,994	5%	12%
Loans held-for-sale	132,434	114,859	122,146	122,046	126,072	15%	5%
Investment securities:
U.S. treasuries	100	100	100	100	100	*	*
U.S. government agencies	3,844,103	3,814,059	3,790,568	3,619,334	3,482,658	1%	10%
States and municipalities	4,516	5,830	5,823	8,881	13,673	(23)%	(67)%
Corporate bonds	10,000	10,000	10,000	1,522	-	*	NM
Other	186,632	186,812	185,638	188,813	181,817	*	3%
Total investment securities	4,045,351	4,016,801	3,992,129	3,818,650	3,678,248	1%	10%
Trading securities	1,155,776	1,269,909	1,142,215	1,307,102	1,137,877	(9)%	2%
Other earning assets:
Federal funds sold	28,049	20,825	25,454	19,832	35,191	35%	(20)%
Securities purchased under agreements to resell	808,861	891,973	817,963	804,000	762,744	(9)%	6%
Interest-bearing cash (b)	491,164	475,881	1,009,739	913,432	806,648	3%	(39)%
Total other earning assets	1,328,074	1,388,679	1,853,156	1,737,264	1,604,583	(4)%	(17)%
Total earning assets	25,340,985	24,602,361	24,403,594	23,928,221	23,179,774	3%	9%
Allowance for loan losses	(200,654)	(201,622)	(208,884)	(208,804)	(216,833)	*	(7)%
Cash and due from banks	320,549	310,691	316,467	320,147	308,409	3%	4%
Fixed income receivables	75,255	73,029	74,495	91,510	59,470	3%	27%
Premises and equipment, net	278,042	275,206	275,764	273,365	268,061	1%	4%
Derivative assets	170,546	147,561	117,815	131,479	113,927	16%	50%
Other assets	1,624,979	1,621,322	1,639,443	1,639,256	1,600,095	*	2%
Total assets	$27,609,702	$26,828,548	$26,618,694	$26,175,174	$25,312,903	3%	9%

Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$8,507,474	$7,865,977	$7,898,580	$7,589,314	$7,578,288	8%	12%
Other interest-bearing deposits	5,450,401	5,431,736	5,281,059	4,956,451	4,806,813	*	13%
Time deposits	748,135	755,273	774,345	798,661	756,397	(1)%	(1)%
Total interest-bearing core deposits	14,706,010	14,052,986	13,953,984	13,344,426	13,141,498	5%	12%
Certificates of deposit $100,000 and more	518,630	545,436	511,975	389,682	354,376	(5)%	46%
Federal funds purchased	598,666	600,381	630,143	569,603	529,156	*	13%
Securities sold under agreements to repurchase	387,486	490,449	445,964	337,893	330,114	(21)%	17%
Trading liabilities	752,270	828,629	758,739	768,721	722,031	(9)%	4%
Other short-term borrowings (c)	252,048	184,602	112,498	128,740	138,698	37%	82%
Term borrowings (d)	1,075,039	1,072,393	1,310,370	1,583,213	1,459,315	*	(26)%
Total interest-bearing liabilities	18,290,149	17,774,876	17,723,673	17,122,278	16,675,188	3%	10%
Noninterest-bearing deposits	5,874,857	5,654,446	5,470,855	5,627,935	5,392,294	4%	9%
Fixed income payables	44,600	30,872	53,004	52,034	26,220	44%	70%
Derivative liabilities	146,063	129,260	122,378	120,728	105,644	13%	38%
Other liabilities	535,714	583,606	604,410	592,624	568,013	(8)%	(6)%
Total liabilities	24,891,383	24,173,060	23,974,320	23,515,599	22,767,359	3%	9%
Equity:
Common stock (e)	145,362	145,226	147,287	149,401	146,324	*	(1)%
Capital surplus (e)	1,369,708	1,367,468	1,405,996	1,443,988	1,374,195	*	*
Undivided profits	967,872	924,822	889,209	860,778	818,909	5%	18%
Accumulated other comprehensive loss, net	(155,678)	(173,083)	(189,173)	(185,647)	(184,939)	(10)%	(16)%
Preferred stock	95,624	95,624	95,624	95,624	95,624	*	*
Noncontrolling interest (f)	295,431	295,431	295,431	295,431	295,431	*	*
Total equity	2,718,319	2,655,488	2,644,374	2,659,575	2,545,544	2%	7%
Total liabilities and equity	$27,609,702	$26,828,548	$26,618,694	$26,175,174	$25,312,903	3%	9%

NM - Not meaningful

* Amount is less than one percent.

(a)	Includes loans on nonaccrual status.
(b)	Includes excess balances held at Fed.
(c)	3Q16 and 2Q16 increase related to higher FHLB borrowings as a result of increased loan demand.
(d)	In 2Q16 $250 million of FTBNA subordinated notes matured.
(e)	4Q15 increase related to shares issued in connection with the TrustAtlantic acquisition.
(f)	Consists of preferred stock of subsidiaries.
9

FHN CONSOLIDATED NET INTEREST INCOME (a)

Quarterly, Unaudited

						3Q16 Changes vs.
(Thousands)	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15

Interest Income:
Loans, net of unearned income (b)	$176,511	$165,550	$160,687	$154,959	$152,795	7%	16%
Loans held-for-sale	1,445	1,198	1,261	1,305	1,311	21%	10%
Investment securities:
U.S. government agencies	22,517	22,801	23,273	22,349	21,366	(1)%	5%
States and municipalities	102	106	97	129	97	(4)%	5%
Corporate bonds	131	132	131	19	-	(1)%	NM
Other	1,138	1,152	1,201	1,906	1,864	(1)%	(39)%
Total investment securities	23,888	24,191	24,702	24,403	23,327	(1)%	2%
Trading securities	7,110	8,374	8,185	9,360	8,476	(15)%	(16)%
Other earning assets:
Federal funds sold	70	57	80	56	88	23%	(20)%
Securities purchased under agreements to resell (c)	169	322	226	(277)	(112)	(48)%	NM
Interest-bearing cash	604	574	1,252	636	490	5%	23%
Total other earning assets	843	953	1,558	415	466	(12)%	81%
Interest income	$209,797	$200,266	$196,393	$190,442	$186,375	5%	13%

Interest Expense:
Interest-bearing deposits:
Savings	$4,939	$4,146	$4,190	$2,930	$2,785	19%	77%
Other interest-bearing deposits	2,592	2,526	2,304	1,312	1,118	3%	NM
Time deposits	1,117	1,148	1,112	1,200	1,230	(3)%	(9)%
Total interest-bearing core deposits	8,648	7,820	7,606	5,442	5,133	11%	68%
Certificates of deposit $100,000 and more	1,379	1,326	1,211	1,013	756	4%	82%
Federal funds purchased	779	762	797	428	338	2%	NM
Securities sold under agreements to repurchase	90	138	59	46	32	(35)%	NM
Trading liabilities	3,331	3,782	4,039	4,034	4,258	(12)%	(22)%
Other short-term borrowings	385	303	272	262	294	27%	31%
Term borrowings	7,165	6,981	7,606	9,743	9,314	3%	(23)%
Interest expense	21,777	21,112	21,590	20,968	20,125	3%	8%
Net interest income - tax equivalent basis	188,020	179,154	174,803	169,474	166,250	5%	13%
Fully taxable equivalent adjustment	(2,825)	(2,890)	(2,729)	(2,822)	(2,688)	2%	(5)%
Net interest income	$185,195	$176,264	$172,074	$166,652	$163,562	5%	13%

NM - Not meaningful

(a)	Net interest income adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 35 percent and, where applicable, state income taxes.
(b)	Includes interest on loans in nonaccrual status.
(c)	Amounts in 2015 driven by negative market rates on reverse repurchase agreements.
10

FHN CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS AND RATES

Quarterly, Unaudited

	3Q16	2Q16	1Q16	4Q15	3Q15

Assets:
Earning assets (a):
Loans, net of unearned income (b):
Commercial loans	3.63%	3.58%	3.58%	3.46%	3.50%
Retail loans	4.08	4.08	4.07	3.98	3.94
Total loans, net of unearned income (c)	3.76	3.74	3.73	3.63	3.65
Loans held-for-sale	4.36	4.17	4.13	4.28	4.16
Investment securities:
U.S. government agencies	2.34	2.39	2.46	2.47	2.45
States and municipalities	9.01	7.27	6.70	5.81	2.84
Corporate bonds	5.25	5.25	5.25	4.98	-
Other	2.44	2.47	2.59	4.04	4.10
Total investment securities	2.36	2.41	2.48	2.56	2.54
Trading securities	2.46	2.64	2.87	2.86	2.98
Other earning assets:
Federal funds sold	0.99	1.11	1.26	1.12	1.00
Securities purchased under agreements to resell (d)	0.08	0.15	0.11	(0.14)	(0.06)
Interest-bearing cash	0.49	0.48	0.50	0.28	0.24
Total other earning assets	0.25	0.28	0.34	0.09	0.12
Interest income/total earning assets	3.30%	3.27%	3.23%	3.17%	3.20%

Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	0.23%	0.21%	0.21%	0.15%	0.15%
Other interest-bearing deposits	0.19	0.19	0.18	0.10	0.09
Time deposits	0.59	0.61	0.58	0.60	0.65
Total interest-bearing core deposits	0.23	0.22	0.22	0.16	0.15
Certificates of deposit $100,000 and more	1.06	0.98	0.95	1.03	0.85
Federal funds purchased	0.52	0.51	0.51	0.30	0.25
Securities sold under agreements to repurchase	0.09	0.11	0.05	0.05	0.04
Trading liabilities	1.76	1.84	2.14	2.08	2.34
Other short-term borrowings (e)	0.61	0.66	0.97	0.81	0.84
Term borrowings (f)	2.67	2.60	2.32	2.46	2.55
Interest expense/total interest-bearing liabilities	0.47	0.48	0.49	0.49	0.48
Net interest spread	2.83%	2.79%	2.74%	2.68%	2.72%
Effect of interest-free sources used to fund earning assets	0.13	0.13	0.14	0.14	0.13
Net interest margin	2.96%	2.92%	2.88%	2.82%	2.85%

Yields are adjusted to a FTE basis assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

(a)	Earning assets yields are expressed net of unearned income.
(b)	Includes loan fees and cash basis interest income.
(c)	Includes loans on nonaccrual status.
(d)	Amounts in 2015 driven by negative market rates on reverse repurchase agreements.
(e)	3Q16 and 2Q16 rates driven by an increase in FHLB borrowings at a rate lower than other short-term borrowings.
(f)	Rates are expressed net of unamortized debenture cost for term borrowings.
11

FHN CAPITAL HIGHLIGHTS

Quarterly, Unaudited

						3Q16 Changes vs.
(Dollars and shares in thousands)	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15

Common equity tier 1 capital (a) (b)	$2,326,522	$2,260,722	$2,226,621	$2,278,580	$2,226,189	3%	5%
Tier 1 capital (a) (b)	2,615,516	2,538,876	2,493,080	2,572,141	2,516,194	3%	4%
Total capital (a)	2,868,415	2,788,558	2,744,189	2,836,715	2,781,354	3%	3%

Risk-weighted assets (“RWA”) (a) (b)	23,775,200	22,503,305	21,559,035	21,812,015	20,783,031	6%	14%
Average assets for leverage (a) (b)	27,481,469	26,715,209	26,519,986	26,109,449	25,280,856	3%	9%

Common equity tier 1 ratio (a) (b)	9.79%	10.05%	10.33%	10.45%	10.71%
Tier 1 ratio (a) (b)	11.00	11.28	11.56	11.79	12.11
Total capital ratio (a)	12.06	12.39	12.73	13.01	13.38
Leverage ratio (a) (b)	9.52	9.50	9.40	9.85	9.95

Total equity to total assets	9.65%	9.77%	9.80%	10.08%	10.16%
Tangible common equity/tangible assets (“TCE/TA”) (c)	7.58%	7.63%	7.61%	7.82%	8.00%
Period-end shares outstanding (d)	233,235	232,019	232,547	238,587	234,237	1%	*
Cash dividends declared per common share	$0.07	$0.07	$0.07	$0.06	$0.06	*	17%
Book value per common share	$10.09	$9.92	$9.68	$9.42	$9.35
Tangible book value per common share (c)	$9.17	$8.99	$8.75	$8.51	$8.61
Market capitalization (millions)	$3,552.2	$3,197.2	$3,046.4	$3,464.3	$3,321.5

Certain previously reported amounts have been reclassified to agree with current presentation.

* Amount is less than one percent.

(a)	Current quarter is an estimate.
(b)	See Glossary of Terms for definition.
(c)	These non-GAAP measures are reconciled to total equity to total assets (GAAP) and to book value per common share (GAAP), respectively, in the Non-GAAP to GAAP reconciliation on page 22 of this financial supplement.
(d)	4Q15 increase related to shares issued in connection with the TrustAtlantic acquisition.
12

FHN BUSINESS SEGMENT HIGHLIGHTS

Quarterly, Unaudited

						3Q16 Changes vs.
(Thousands)	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15

Regional Banking
Net interest income	$190,510	$178,321	$172,313	$169,600	$165,253	7%	15%
Noninterest income	65,128	61,275	59,276	62,644	62,763	6%	4%
Total revenues	255,638	239,596	231,589	232,244	228,016	7%	12%
Provision for loan losses	8,544	10,883	14,767	5,856	6,696	(21)%	28%
Noninterest expense (a)	144,972	164,315	145,351	147,546	135,589	(12)%	7%
Income before income taxes	102,122	64,398	71,471	78,842	85,731	59%	19%
Provision for income taxes	37,095	22,455	25,426	28,131	30,876	65%	20%
Net income	$65,027	$41,943	$46,045	$50,711	$54,855	55%	19%

Fixed Income
Net interest income	$2,412	$3,147	$2,666	$3,901	$3,003	(23)%	(20)%
Noninterest income	72,073	78,083	67,122	61,991	51,757	(8)%	39%
Total revenues	74,485	81,230	69,788	65,892	54,760	(8)%	36%
Noninterest expense (b)	59,575	62,881	58,668	54,605	59,844	(5)%	*
Income/(loss) before income taxes	14,910	18,349	11,120	11,287	(5,084)	(19)%	NM
Provision/(benefit) for income taxes	5,459	6,755	3,875	3,971	(2,384)	(19)%	NM
Net income/(loss)	$9,451	$11,594	$7,245	$7,316	$(2,700)	(18)%	NM

Corporate
Net interest income/(expense)	$(18,195)	$(15,850)	$(14,364)	$(19,221)	$(19,027)	(15)%	4%
Noninterest income	5,134	4,909	5,723	5,486	8,559	5%	(40)%
Total revenues	(13,061)	(10,941)	(8,641)	(13,735)	(10,468)	(19)%	(25)%
Noninterest expense	14,841	16,072	13,479	17,736	11,804	(8)%	26%
Loss before income taxes	(27,902)	(27,013)	(22,120)	(31,471)	(22,272)	(3)%	(25)%
Benefit for income taxes	(16,739)	(12,840)	(11,254)	(27,636)	(24,946)	(30)%	33%
Net income/(loss)	$(11,163)	$(14,173)	$(10,866)	$(3,835)	$2,674	21%	NM

Non-Strategic
Net interest income	$10,468	$10,646	$11,459	$12,372	$14,333	(2)%	(27)%
Noninterest income (c)	6,210	1,247	2,184	2,111	2,024	NM	NM
Total revenues	16,678	11,893	13,643	14,483	16,357	40%	2%
Provision/(provision credit) for loan losses	(4,544)	(6,883)	(11,767)	(4,856)	(5,696)	34%	20%
Noninterest expense (d)	14,170	(16,446)	9,429	23,853	8,199	NM	73%
Income/(loss) before income taxes	7,052	35,222	15,981	(4,514)	13,854	(80)%	(49)%
Provision/(benefit) for income taxes	2,732	13,646	6,192	(1,751)	5,351	(80)%	(49)%
Net income/(loss)	$4,320	$21,576	$9,789	$(2,763)	$8,503	(80)%	(49)%

Total Consolidated
Net interest income	$185,195	$176,264	$172,074	$166,652	$163,562	5%	13%
Noninterest income	148,545	145,514	134,305	132,232	125,103	2%	19%
Total revenues	333,740	321,778	306,379	298,884	288,665	4%	16%
Provision for loan losses	4,000	4,000	3,000	1,000	1,000	*	NM
Noninterest expense	233,558	226,822	226,927	243,740	215,436	3%	8%
Income before income taxes	96,182	90,956	76,452	54,144	72,229	6%	33%
Provision for income taxes	28,547	30,016	24,239	2,715	8,897	(5)%	NM
Net income	$67,635	$60,940	$52,213	$51,429	$63,332	11%	7%

NM - Not meaningful

* Amount is less than one percent.

(a)	3Q16 includes a $4.3 million reversal of loss accruals related to legal matters; 2Q16 includes $22.0 million of loss accruals related to legal matters.
(b)	3Q15 includes an $11.6 million charge to litigation and regulatory matters related to the resolution of a legal matter.
(c)	3Q16 includes $4.4 million of gains primarily related to recoveries associated with prior legacy mortgage servicing sales.
(d)	3Q16 includes $4.5 million of loss accruals related to legal matters; 2Q16 includes a $31.4 million reversal of repurchase and foreclosure provision as a result of the settlements of certain repurchase claims, somewhat offset by $4.0 million of loss accruals related to legal matters; 4Q15 includes $14.2 million of loss accruals related to legal matters.
13

FHN REGIONAL BANKING

Quarterly, Unaudited

						3Q16 Changes vs.
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15

Income Statement (thousands)
Net interest income	$190,510	$178,321	$172,313	$169,600	$165,253	7%	15%
Provision for loan losses	8,544	10,883	14,767	5,856	6,696	(21)%	28%
Noninterest income:
NSF / Overdraft fees (a)	10,076	8,905	9,576	11,630	11,678	13%	(14)%
Cash management fees	7,947	8,612	8,760	8,637	8,482	(8)%	(6)%
Debit card income	3,496	3,464	3,221	3,302	3,313	1%	6%
Other	4,215	4,466	4,288	4,382	4,398	(6)%	(4)%
Total deposit transactions and cash management	25,734	25,447	25,845	27,951	27,871	1%	(8)%
Brokerage, management fees and commissions	10,828	10,665	10,415	11,021	11,620	2%	(7)%
Trust services and investment management	6,900	7,239	6,569	6,889	6,605	(5)%	4%
Bankcard income (b)	6,151	6,432	5,132	5,423	5,257	(4)%	17%
Other service charges	2,591	2,579	2,318	2,358	2,562	*	1%
Miscellaneous revenue (c)	12,924	8,913	8,997	9,002	8,848	45%	46%
Total noninterest income	65,128	61,275	59,276	62,644	62,763	6%	4%
Noninterest expense:
Employee compensation, incentives, and benefits	56,440	53,413	52,173	51,507	49,204	6%	15%
Other (d)	88,532	110,902	93,178	96,039	86,385	(20)%	2%
Total noninterest expense	144,972	164,315	145,351	147,546	135,589	(12)%	7%
Income before income taxes	$102,122	$64,398	$71,471	$78,842	$85,731	59%	19%
PPNR (e)	110,666	75,281	86,238	84,698	92,427	47%	20%
Efficiency ratio (f)	56.71%	68.58%	62.76%	63.53%	59.46%

Balance Sheet (millions)
Average loans	$16,844	$15,859	$15,224	$14,760	$14,312	6%	18%
Average other earning assets	46	42	47	42	58	10%	(21)%
Total average earning assets	16,890	15,901	15,271	14,802	14,370	6%	18%
Average core deposits	18,132	17,869	17,592	17,351	16,976	1%	7%
Average other deposits	472	498	461	338	354	(5)%	33%
Total average deposits	18,604	18,367	18,053	17,689	17,330	1%	7%
Total period-end deposits	18,742	18,674	18,534	18,077	17,287	*	8%
Total period-end assets	18,562	17,434	16,280	16,394	15,163	6%	22%
Net interest margin (g)	4.55%	4.57%	4.60%	4.61%	4.63%
Net interest spread	3.46	3.44	3.42	3.36	3.33
Loan yield	3.61	3.59	3.57	3.48	3.45
Deposit average rate	0.15	0.15	0.15	0.12	0.12

Key Statistics
Financial center locations	162	162	174	177	174	*	(7)%

* Amount is less than one percent.

(a)	3Q16 and 2Q16 levels driven by changes in consumer behavior; 1Q16 level primarily attributable to seasonality in NSF fees.
(b)	2Q16 increase driven by a significant new relationship.
(c)	3Q16 includes a $1.8 million gain on the sales of properties.
(d)	3Q16 includes a reversal of loss accruals related to legal matters of $4.3 million; 2Q16 includes $22.0 million of loss accruals related to legal matters; 1Q16 includes $3.7 million of impairment related to branch closures; 3Q15 includes a reduction of personnel expenses due to a gain recognized in third quarter related to an employee benefit plan amendment.
(e)	Pre-provision net revenue is not a GAAP number but is used in regulatory stress test reporting. The presentation of PPNR in this Financial Supplement follows the regulatory definition.
(f)	Noninterest expense divided by total revenue.
(g)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
14

FHN FIXED INCOME

Quarterly, Unaudited

						3Q16 Changes vs.
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15

Income Statement (thousands)
Net interest income	$2,412	$3,147	$2,666	$3,901	$3,003	(23)%	(20)%
Noninterest income:
Fixed income product revenue	59,003	69,279	57,583	52,713	42,969	(15)%	37%
Other	13,070	8,804	9,539	9,278	8,788	48%	49%
Total noninterest income	72,073	78,083	67,122	61,991	51,757	(8)%	39%
Noninterest expense (a)	59,575	62,881	58,668	54,605	59,844	(5)%	*
Income/(loss) before income taxes	$14,910	$18,349	$11,120	$11,287	$(5,084)	(19)%	NM

Efficiency ratio (b)	79.98%	77.41%	84.07%	82.87%	NM
Fixed income product average daily revenue	$922	$1,082	$944	$850	$671	(15)%	37%

Balance Sheet (millions)
Average trading inventory	$1,153	$1,267	$1,138	$1,303	$1,133	(9)%	2%
Average other earning assets	831	893	822	805	763	(7)%	9%
Total average earning assets	1,984	2,160	1,960	2,108	1,896	(8)%	5%
Total period-end assets	2,516	2,540	2,361	1,779	2,363	(1)%	6%
Net interest margin (c)	0.55%	0.64%	0.63%	0.82%	0.73%

NM - Not meaningful

* Amount is less than one percent.

(a)	3Q15 includes an $11.6 million charge to litigation and regulatory matters related to the resolution of a legal matter.
(b)	Noninterest expense divided by total revenue.
(c)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

FHN CORPORATE

Quarterly, Unaudited

						3Q16 Changes vs.
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15

Income Statement (thousands)
Net interest income/(expense)	$(18,195)	$(15,850)	$(14,364)	$(19,221)	$(19,027)	(15)%	4%
Noninterest income excluding securities gains/(losses) (a)	5,335	4,810	4,149	4,047	8,904	11%	(40)%
Securities gains/(losses), net	(201)	99	1,574	1,439	(345)	NM	42%
Noninterest expense (b)	14,841	16,072	13,479	17,736	11,804	(8)%	26%
Loss before income taxes	$(27,902)	$(27,013)	$(22,120)	$(31,471)	$(22,272)	(3)%	(25)%

Average Balance Sheet (millions)
Average loans	$91	$96	$103	$110	$120	(5)%	(24)%
Total earning assets	$4,617	$4,576	$5,093	$4,830	$4,592	1%	1%
Net interest margin (c)	(1.60)%	(1.46)%	(1.19)%	(1.56)%	(1.63)%

NM - Not meaningful

(a)	3Q15 includes a $5.8 million gain related to the extinguishment of debt.
(b)	2Q16 includes $2.5 million of negative valuation adjustments associated with derivatives related to prior sales of Visa Class B shares; 4Q15 includes $2.8 million of impairment related to a tax credit investment accounted for under the equity method and $2.7 million of costs related to the TrustAtlantic acquisition.
(c)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
15

FHN NON-STRATEGIC

Quarterly, Unaudited

						3Q16 Changes vs.
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15

Income Statement (thousands)
Net interest income	$10,468	$10,646	$11,459	$12,372	$14,333	(2)%	(27)%
Provision/(provision credit) for loan losses	(4,544)	(6,883)	(11,767)	(4,856)	(5,696)	34%	20%
Noninterest income (a)	6,210	1,247	2,184	2,111	2,024	NM	NM
Noninterest expense (b)	14,170	(16,446)	9,429	23,853	8,199	NM	73%
Income/(loss) before income taxes	$7,052	$35,222	$15,981	$(4,514)	$13,854	(80)%	(49)%

Average Balance Sheet (millions)
Loans	$1,744	$1,856	$1,967	$2,073	$2,201	(6)%	(21)%
Loans held-for-sale	100	103	106	109	113	(3)%	(12)%
Trading securities	3	3	4	5	5	*	(40)%
Allowance for loan losses	(53)	(59)	(69)	(76)	(87)	(10)%	(39)%
Other assets	47	46	34	13	14	2%	NM
Total assets	1,841	1,949	2,042	2,124	2,246	(6)%	(18)%
Net interest margin (c)	2.38%	2.30%	2.33%	2.25%	2.46%
Efficiency ratio (d)	84.96%	NM	69.11%	NM	50.13%

NM - Not meaningful

* Amount is less than one percent.

(a)	3Q16 includes $4.4 million of gains primarily related to recoveries associated with prior legacy mortgage servicing sales.
(b)	3Q16 includes $4.5 million of loss accruals related to legal matters; 2Q16 includes a $31.4 million reversal of repurchase and foreclosure provision as a result of the settlements of certain repurchase claims, somewhat offset by $4.0 million of loss accruals related to legal matters; 4Q15 includes $14.2 million of loss accruals related to legal matters.
(c)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
(d)	Noninterest expense divided by total revenue excluding securities gains/(losses).
16

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											3Q16 Changes vs.
(Thousands)	3Q16		2Q16		1Q16		4Q15		3Q15		2Q16	3Q15

Allowance for Loan Losses Walk-Forward
Beginning reserve	$199,807		$204,034		$210,242		$210,814		$221,351		(2)%	(10)%
Provision	4,000		4,000		3,000		1,000		1,000		*	NM
Charge-offs	(10,362)		(18,296)		(17,612)		(16,614)		(21,810)		(43)%	(52)%
Recoveries	8,112		10,069		8,404		15,042		10,273		(19)%	(21)%
Ending balance	$201,557		$199,807		$204,034		$210,242		$210,814		1%	(4)%
Reserve for unfunded commitments	4,802		5,351		5,495		5,926		6,231		(10)%	(23)%
Total allowance for loan losses plus reserve for unfunded commitments	$206,359		$205,158		$209,529		$216,168		$217,045		1%	(5)%

Allowance for Loan Losses
Regional Banking	$151,397		$146,351		$143,088		$137,586		$128,942		3%	17%
Non-Strategic	50,160		53,456		60,946		72,656		81,872		(6)%	(39)%
Total allowance for loan losses	$201,557		$199,807		$204,034		$210,242		$210,814		1%	(4)%

Nonperforming Assets
Regional Banking
Nonperforming loans	$50,267		$60,754		$72,323		$56,475		$50,986		(17)%	(1)%
Foreclosed real estate (a)	5,811		7,031		11,045		16,298		17,042		(17)%	(66)%
Total Regional Banking	$56,078		$67,785		$83,368		$72,773		$68,028		(17)%	(18)%
Non-Strategic
Nonperforming loans	$100,572		$114,947		$120,335		$120,946		$129,951		(13)%	(23)%
Nonperforming loans held-for-sale after fair value adjustments	7,791		8,195		8,568		7,846		7,347		(5)%	6%
Foreclosed real estate (a)	7,867		7,119		6,415		8,679		8,830		11%	(11)%
Total Non-Strategic	$116,230		$130,261		$135,318		$137,471		$146,128		(11)%	(20)%
Corporate
Nonperforming loans	$1,211		$896		$927		$1,677		$3,043		35%	(60)%
Total nonperforming assets (a)	$173,519		$198,942		$219,613		$211,921		$217,199		(13)%	(20)%

Net Charge-Offs
Regional Banking	$3,499		$7,620		$9,265		$(2,787)		$10,495		(54)%	(67)%
Non-Strategic	(1,249)		607		(57)		4,359		1,042		NM	NM
Total net charge-offs	$2,250		$8,227		$9,208		$1,572		$11,537		(73)%	(80)%

Consolidated Key Ratios (b)
30+ Delinq. % (c)	0.32%		0.32%		0.54%		0.42%		0.44%
NPL %	0.78		0.95		1.10		1.01		1.10
NPA %	0.85		1.03		1.20		1.15		1.25
Net charge-offs %	0.05		0.19		0.21		0.04		0.28
Allowance / loans %	1.03		1.07		1.16		1.19		1.26
Allowance / NPL	1.33	x	1.13	x	1.05	x	1.17	x	1.15	x
Allowance / NPA	1.22	x	1.05	x	0.97	x	1.03	x	1.00	x
Allowance / net charge-offs	22.51	x	6.04	x	5.51	x	NM		4.61	x

Other
Loans past due 90 days or more (d)	$36,562		$34,175		$36,958		$40,591		$38,455		7%	(5)%
Guaranteed portion (d)	13,645		13,822		16,279		16,631		16,856		(1)%	(19)%
Period-end loans, net of unearned income (millions)	19,556		18,589		17,575		17,687		16,725		5%	17%

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

* Amount is less than one percent.

(a)	Excludes foreclosed real estate from government-insured mortgages.
(b)	See Glossary of Terms for definitions of Consolidated Key Ratios.
(c)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(d)	Includes loans held-for-sale.
17

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											3Q16 Changes vs.
	3Q16		2Q16		1Q16		4Q15		3Q15		2Q16	3Q15

Key Portfolio Details
C&I
Period-end loans ($ millions)	$12,118		$11,179		$10,239		$10,436		$9,610		8%	26%
30+ Delinq. % (a) (b)	0.05%		0.04%		0.37%		0.08%		0.09%
NPL %	0.25		0.27		0.38		0.25		0.31
Charge-offs % (qtr. annualized)	0.04		0.24		0.23		NM		0.26
Allowance / loans %	0.72%		0.72%		0.79%		0.71%		0.74%
Allowance / charge-offs	17.23	x	3.21	x	3.50	x	NM		2.83	x

Commercial Real Estate
Period-end loans ($ millions)	$2,066		$1,969		$1,849		$1,675		$1,488		5%	39%
30+ Delinq. % (a) (c)	0.18%		0.15%		0.18%		0.27%		0.43%
NPL %	0.17		0.40		0.51		0.52		0.54
Charge-offs % (qtr. annualized)	NM		NM		0.10		0.29		NM
Allowance / loans %	1.57%		1.54%		1.39%		1.50%		1.70%
Allowance / charge-offs	NM		NM		15.16	x	5.39	x	NM

Consumer Real Estate
Period-end loans ($ millions)	$4,578		$4,641		$4,690		$4,767		$4,814		(1)%	(5)%
30+ Delinq. % (a)	0.86%		0.80%		0.82%		1.00%		0.92%
NPL %	1.95		2.31		2.43		2.33		2.32
Charge-offs % (qtr. annualized)	NM		0.04		0.10		0.09		0.18
Allowance / loans %	1.16%		1.27%		1.44%		1.69%		1.71%
Allowance / charge-offs	NM		29.40	x	14.06	x	18.49	x	9.41	x

Permanent Mortgage
Period-end loans ($ millions)	$436		$439		$443		$454		$464		(1)%	(6)%
30+ Delinq. % (a)	2.46%		2.21%		2.50%		2.11%		2.01%
NPL %	6.67		6.97		6.83		6.97		7.30
Charge-offs % (qtr. annualized)	0.12		NM		NM		NM		0.67
Allowance / loans %	3.80%		4.01%		4.24%		4.17%		4.33%
Allowance / charge-offs	31.11	x	NM		NM		NM		6.25	x

Credit Card and Other
Period-end loans ($ millions)	$358		$361		$354		$355		$349		(1)%	3%
30+ Delinq. % (a)	1.04%		1.19%		1.13%		1.08%		1.19%
NPL %	0.04		0.20		0.38		0.38		0.21
Charge-offs % (qtr. annualized)	2.95		2.73		2.86		2.56		2.79
Allowance / loans %	3.48%		3.30%		3.23%		3.35%		3.28%
Allowance / charge-offs	1.17	x	1.21	x	1.13	x	1.30	x	1.16	x

NM - Not meaningful

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	1Q16 increase was driven by regional bank C&I but over half were favorably resolved in early second quarter 2016.
(c)	3Q15 was due to 2 purchased credit impaired loans from the 2013 MNB acquisition.
18

FHN ASSET QUALITY: REGIONAL BANKING

Quarterly, Unaudited

											3Q16 Changes vs.
	3Q16		2Q16		1Q16		4Q15		3Q15		2Q16	3Q15

Total Regional Banking
Period-end loans ($ millions)	$17,789		$16,703		$15,570		$15,571		$14,483		7%	23%
30+ Delinq. % (a)	0.17%		0.16%		0.39%		0.23%		0.25%
NPL %	0.28		0.36		0.46		0.36		0.35
Charge-offs % (qtr. annualized)	0.08		0.19		0.24		NM		0.29
Allowance / loans %	0.85%		0.88%		0.92%		0.88%		0.89%
Allowance / charge-offs	10.88	x	4.78	x	3.84	x	NM		3.10	x

Key Portfolio Details
C&I
Period-end loans ($ millions)	$11,698		$10,759		$9,818		$10,015		$9,178		9%	27%
30+ Delinq. % (a) (b)	0.05%		0.04%		0.37%		0.08%		0.10%
NPL %	0.22		0.24		0.36		0.23		0.18
Charge-offs % (qtr. annualized)	0.05		0.25		0.24		NM		0.33
Allowance / loans %	0.73%		0.74%		0.81%		0.72%		0.72%
Allowance / charge-offs	16.76	x	3.23	x	3.48	x	NM		2.21	x

Commercial Real Estate
Period-end loans ($ millions)	$2,066		$1,969		$1,849		$1,675		$1,488		5%	39%
30+ Delinq. % (a) (c)	0.18%		0.15%		0.18%		0.27%		0.43%
NPL %	0.17		0.40		0.51		0.52		0.54
Charge-offs % (qtr. annualized)	NM		NM		0.10		0.31		NM
Allowance / loans %	1.57%		1.54%		1.39%		1.50%		1.70%
Allowance / charge-offs	NM		NM		14.23	x	4.99	x	NM

Consumer Real Estate
Period-end loans ($ millions)	$3,608		$3,577		$3,531		$3,515		$3,469		1%	4%
30+ Delinq. % (a)	0.46%		0.40%		0.46%		0.52%		0.48%
NPL %	0.57		0.73		0.76		0.68		0.75
Charge-offs % (qtr. annualized)	0.01		NM		0.06		0.11		0.11
Allowance / loans %	0.56%		0.68%		0.75%		0.83%		0.79%
Allowance / charge-offs	57.14	x	NM		11.78	x	7.68	x	7.62	x

Credit Card, Permanent Mortgage, and Other
Period-end loans ($ millions)	$417		$398		$372		$366		$348		5%	20%
30+ Delinq. % (a)	0.97%		1.16%		1.18%		1.13%		1.33%
NPL %	0.10		0.10		0.28		0.29		0.14
Charge-offs % (qtr. annualized)	2.64		2.54		2.82		2.40		2.49
Allowance / loans %	3.19%		3.07%		3.06%		3.04%		3.00%
Allowance / charge-offs	1.23	x	1.25	x	1.10	x	1.29	x	1.19	x

ASSET QUALITY: CORPORATE

Permanent Mortgage
Period-end loans ($ millions)	$79		$85		$92		$97		$107		(7)%	(26)%
30+ Delinq. % (a)	4.37%		4.92%		3.66%		2.92%		2.95%
NPL %	1.54		1.06		1.00		1.72		2.85
Charge-offs % (qtr. annualized)	NM		NM		NM		NM		NM
Allowance / loans %	NM		NM		NM		NM		NM
Allowance / charge-offs	NM		NM		NM		NM		NM

NM - Not meaningful

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	Over half of the loans driving the 1Q16 increase were favorably resolved in early second quarter 2016.
(c)	3Q15 was due to 2 purchased credit impaired loans from the 2013 MNB acquisition.
19

FHN ASSET QUALITY: NON-STRATEGIC

Quarterly, Unaudited

3Q16 Changes vs.
3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15

Total Non-Strategic
Period-end loans ($ millions)	$1,688	$1,801	$1,913	$2,018	$2,135	(6)%	(21)%
30+ Delinq. % (a)	1.76%	1.56%	1.59%	1.77%	1.57%
NPL %	5.96	6.38	6.29	5.99	6.08
Charge-offs % (qtr. annualized)	NM	0.13	NM	0.83	0.19
Allowance / loans %	2.97%	2.97%	3.19%	3.60%	3.83%
Allowance / charge-offs	NM	21.90	x	NM	4.20	x	19.80	x

Key Portfolio Details
Commercial
Period-end loans ($ millions)	$420	$420	$421	$422	$432	*	(3)%
30+ Delinq. % (a)	-%	-%	0.23%	0.02%	0.02%
NPL %	0.99	1.00	0.83	0.83	3.08
Charge-offs % (qtr. annualized)	NM	NM	0.03	3.87	NM
Allowance / loans %	0.33%	0.33%	0.34%	0.34%	1.35%
Allowance / charge-offs	NM	NM	10.11	x	0.09	x	NM

Consumer Real Estate
Period-end loans ($ millions)	$970	$1,064	$1,160	$1,251	$1,345	(9)%	(28)%
30+ Delinq. % (a)	2.34%	2.16%	1.91%	2.34%	2.07%
NPL %	7.09	7.59	7.52	6.97	6.36
Charge-offs % (qtr. annualized)	NM	0.26	0.21	0.04	0.37
Allowance / loans %	3.40%	3.27%	3.51%	4.12%	4.09%
Allowance / charge-offs	NM	12.14	x	16.09	x	NM	10.67	x

Permanent Mortgage
Period-end loans ($ millions)	$290	$308	$322	$336	$348	(6)%	(17)%
30+ Delinq. % (a)	2.36%	1.66%	2.22%	1.88%	1.58%
NPL %	9.48	9.51	8.95	8.80	8.71
Charge-offs % (qtr. annualized)	0.18	NM	NM	NM	0.90
Allowance / loans %	5.36%	5.53%	5.70%	5.61%	5.75%
Allowance / charge-offs	29.16	x	NM	NM	NM	6.23	x

Other Consumer
Period-end loans ($ millions)	$8	$9	$10	$9	$10	(11)%	(20)%
30+ Delinq. % (a)	1.62%	1.06%	1.23%	1.47%	1.77%
NPL %	1.83	7.98	7.70	7.28	7.09
Charge-offs % (qtr. annualized)	NM	1.15	NM	5.37	10.22
Allowance / loans %	2.50%	2.83%	4.63%	9.07%	10.34%
Allowance / charge-offs	NM	2.41	x	NM	1.67	x	0.98	x

NM - Not meaningful

* Amount is less than one percent.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
20

FHN: PORTFOLIO METRICS

Unaudited

C&I Portfolio: $12.1 Billion (62.0% of Total Loans) as of September 30, 2016

% OS
General Corporate, Commercial, and Business Banking Loans	75%
Loans to Mortgage Companies	20%
Trust Preferred Loans	3%
Bank Holding Company Loans	2%

Consumer Real Estate (primarily Home Equity) Portfolio: $4.6 Billion (23.4% of Total Loans)

Origination LTV and FICO for Portfolio as of September 30, 2016	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	11%	24%	17%	12%
FICO score 720-739	1%	4%	4%	3%
FICO score 700-719	1%	3%	3%	2%
FICO score 660-699	1%	4%	3%	2%
FICO score 620-659	-%	1%	1%	1%
FICO score less than 620	-%	1%	-%	1%

Origination LTV and FICO for Portfolio - Regional Bank as of September 30, 2016	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	11%	25%	17%	14%
FICO score 720-739	1%	4%	3%	3%
FICO score 700-719	1%	3%	2%	2%
FICO score 660-699	1%	3%	3%	2%
FICO score 620-659	-%	1%	1%	1%
FICO score less than 620	-%	1%	-%	1%

Origination LTV and FICO for Portfolio - Non-Strategic as of September 30, 2016	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	8%	20%	15%	5%
FICO score 720-739	2%	6%	6%	2%
FICO score 700-719	2%	6%	6%	2%
FICO score 660-699	2%	5%	4%	4%
FICO score 620-659	-%	1%	2%	1%
FICO score less than 620	-%	-%	-%	1%

Consumer Real Estate Portfolio Detail:

		Origination Characteristics
Vintage	Balances ($B)	W/A Age (mo.)	CLTV	FICO	% TN	% 1st lien
pre-2008	$1.1	129	80%	727	21%	21%
2008	$0.2	100	75%	744	74%	51%
2009	$0.1	88	72%	746	86%	58%
2010	$0.1	74	78%	751	92%	72%
2011	$0.3	62	76%	759	88%	85%
2012	$0.5	51	76%	764	89%	91%
2013	$0.5	40	78%	755	86%	85%
2014	$0.5	27	82%	757	86%	90%
2015	$0.7	15	80%	758	82%	87%
2016	$0.6	4	80%	762	86%	90%
Total	$4.6	61	79%	749(a)	68%	68%
(a)	749 average portfolio origination FICO; 746 weighted average portfolio FICO (refreshed).
21

FHN NON-GAAP TO GAAP RECONCILIATION

Quarterly, Unaudited

(Dollars and shares in thousands, except per share data)	3Q16	2Q16	1Q16	4Q15	3Q15
Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$2,744,582	$2,691,924	$2,642,948	$2,639,586	$2,580,245
Less: Noncontrolling interest (a)	295,431	295,431	295,431	295,431	295,431
Less: Preferred stock (a)	95,624	95,624	95,624	95,624	95,624
(B) Total common equity	$2,353,527	$2,300,869	$2,251,893	$2,248,531	$2,189,190
Less: Intangible assets (GAAP) (b)	213,688	214,923	216,222	217,522	171,556
(C) Tangible common equity (Non-GAAP)	$2,139,839	$2,085,946	$2,035,671	$2,031,009	$2,017,634

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$28,449,222	$27,541,070	$26,963,682	$26,192,637	$25,386,073
Less: Intangible assets (GAAP) (b)	213,688	214,923	216,222	217,522	171,556
(E) Tangible assets (Non-GAAP)	$28,235,534	$27,326,147	$26,747,460	$25,975,115	$25,214,517

Average Tangible Common Equity (Non-GAAP)
(F) Average total equity (GAAP)	$2,718,319	$2,655,488	$2,644,374	$2,659,575	$2,545,544
Less: Average noncontrolling interest (a)	295,431	295,431	295,431	295,431	295,431
Less: Average preferred stock (a)	95,624	95,624	95,624	95,624	95,624
(G) Total average common equity	$2,327,264	$2,264,433	$2,253,319	$2,268,520	$2,154,489
Less: Average intangible assets (GAAP) (b)	214,260	215,556	216,855	211,757	172,191
(H) Average tangible common equity (Non-GAAP)	$2,113,004	$2,048,877	$2,036,464	$2,056,763	$1,982,298

Annualized Net Income Available to Common Shareholders
(I) Net income available to common shareholders (annualized)	$251,434	$227,395	$192,299	$186,590	$233,302

Period-end Shares Outstanding
(J) Period-end shares outstanding	233,235	232,019	232,547	238,587	234,237

Ratios
(I)/(G) Return on average common equity (“ROE”) (GAAP)	10.80%	10.04%	8.53%	8.23%	10.83%
(I)/(H) Return on average tangible common equity (“ROTCE”) (Non-GAAP)	11.90%	11.10%	9.44%	9.07%	11.77%
(A)/(D) Total equity to total assets (GAAP)	9.65%	9.77%	9.80%	10.08%	10.16%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	7.58%	7.63%	7.61%	7.82%	8.00%
(B)/(J) Book value per common share (GAAP)	$10.09	$9.92	$9.68	$9.42	$9.35
(C)/(J) Tangible book value per common share (Non-GAAP)	$9.17	$8.99	$8.75	$8.51	$8.61
(a)	Included in Total equity on the Consolidated Balance Sheet.
(b)	Includes goodwill and other intangible assets, net of amortization.
22

FHN GLOSSARY OF TERMS

Average Assets for Leverage: The amount of assets a company uses to calculate the leverage ratio, which includes average total assets less disallowed portions of goodwill, other intangibles, and deferred tax assets, as well as certain other regulatory adjustments made to tier 1 capital.

Common Equity Tier 1 Ratio: Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Core Businesses: Management considers regional banking, fixed income, and corporate as FHN’s core businesses. Non-strategic has significant legacy assets and operations that are being wound down.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Risk-Weighted Assets: A regulatory risk-based calculation that takes into account the broad differences in risks among a banking organization’s assets and off-balance sheet financial instruments.

Tier 1 Capital Ratio: Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Troubled Debt Restructuring (“TDR”): A restructuring of debt whereby a creditor for economic or legal reasons related to the borrower’s financial difficulties grants a concession to the borrower that it would not otherwise consider. Such concession is granted in an attempt to protect as much of the creditor’s investment as possible by increasing the probability of repayment.

Key Ratios

Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Fee Income to Total Revenue: Ratio is fee income excluding securities gains/(losses) to total revenue excluding securities gains/(losses).

Efficiency Ratio: Ratio is noninterest expense to total revenue excluding securities gains/(losses).

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios

NPL %: Ratio is nonperforming loans in the loan portfolio to total period-end loans.

NPA %: Ratio is nonperforming assets related to the loan portfolio to total period-end loans plus foreclosed real estate and other assets.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans.

Allowance / loans: Ratio is allowance for loan losses to total period-end loans.

Allowance / NPL: Ratio is allowance for loan losses to nonperforming loans in the loan portfolio.

Allowance / NPA: Ratio is allowance for loan losses to nonperforming assets related to the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan losses to annualized net charge-offs.

23

First Horizon National Corporation Third Quarter 2016 Earnings October 14, 2016

2 ▪ Portions of this presentation use non - GAAP financial information. Each of those portions is so noted, and a reconciliation of that non - GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation. ▪ This presentation contains forward - looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “ believe”,“expect”,“anticipate”,“intend”,“estimate ”, “ should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward - looking statements. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10 - Q and 10 - K. FHN disclaims any obligation to update any such forward - looking statements or to publicly announce the result of any revisions to any of the forward - looking statements to reflect future events or developments.

Third Quarter 2016 Accomplishments

Strong Balance Sheet Growth Across Multiple Areas Driving Higher Profitability

Diluted EPS	ROA[1]	ROE / ROTCE[1]	CET1[2]
$0.27	**0.97%**	**10.8% / 11.9%**	**9.8%**

Focus on Positive Operating Leverage

- Pre-Provision Net Revenue (PPNR)[3] of $100mm, up 36%
- Consolidated revenues increased 16%; consolidated expenses up 8%
  - Regional Bank revenues increased 12%; expenses increased 7%
  - Fixed Income revenues increased 36%; expenses were flat[4]
- Consolidated net interest income up 13% and net interest margin up 11 bps to 2.96%
- Consolidated efficiency ratio improved 460 bps to 70%
- Consolidated average loans up 12%
- Consolidated average core deposits increased 11%

Strong Balance Sheet Growth Across Multiple Areas

Regional Bank:

- PPNR[3] of $111mm, up 20%
- Average loan growth of 18%, led by increases in specialty lending areas
- Average core deposits up 7%
- Return on assets at 1.47%[1]
- Return on equity at 24%[1]
- Closed franchise finance loan portfolio acquisition of ~$0.5B in loans

Fixed Income:

- Fixed income product average daily revenue (ADR) at $922k, up 37%
- Return on assets at 1.63%[1]
- Return on equity at 27%[1]

FIRST HORIZON NATIONAL CORPORATION

All comparisons are year over year. [1]ROA, ROE and ROTCE are annualized numbers. ROTCE is Non-GAAP and is reconciled to ROE in the appendix. Segment revenue, expense, asset and equity levels reflect those which are specifically identifiable or which are allocated based on an internal allocation method. [2]Current quarter is an estimate. [3]Pre-provision net revenue is not a GAAP number but is used in regulatory stress test reporting. The presentation of PPNR follows the regulatory definition. [4]3Q15 expense includes $11.6mm related to the resolution of a legal matter.

3

FINANCIAL RESULTS 4

3Q16 Consolidated Financial Results

$ in millions Financial Results	Actuals			3Q16 vs	
	3Q16	2Q16	3Q15	2Q16	3Q15
Net Interest Income	**$185**	$176	$164	+5%	+13%
Fee Income	**$149**	$146	$125	+2%	+19%
Total Revenue	**$334**	$322	$289	+4%	+16%
Loan Loss Provision	**$4**	$4	$1	*	NM
Expense	**$234**	$227	$215	+3%	+8%
Pretax Income	**$96**	$91	$72	+6%	+33%
Net Income Available to Common Shareholders (NIAC)	**$63**	$57	$59	+12%	+7%
EPS	**$0.27**	$0.24	$0.25	+13%	+8%
Total Average Loans ($B)	**$18.7**	$17.8	$16.6	+5%	+12%
Average Core Deposits ($B)	**$20.6**	$19.7	$18.5	+4%	+11%

- Diluted EPS of $0.27 in 3Q16, up 13% LQ and 8% YOY
- Pretax Income up 6% LQ and 33% YOY
- Revenue up 4% LQ and 16% YOY
  - Net interest income increase driven by higher commercial loans in specialty lending areas
  - Fee income up due to increased ADR in Fixed Income and higher fees in the Regional Bank
- Expense LQ and YOY increase driven by technology upgrades and increased personnel and marketing investments in expansion markets
- Loan loss provision reflects overall stability in loan portfolio

FIRST HORIZON NATIONAL CORPORATION

*Numbers may not add to total due to rounding. NM - Not Meaningful. * - less than 1%. LQ – Linked Quarter. YOY – Year over Year.*

5

Regional Banking Financial Results

Strong Year-over-Year Balance Sheet, NII and PPNR Growth

$ in millions Financial Results	Actuals			3Q16 vs	
	3Q16	2Q16	3Q15	2Q16	3Q15
Net Interest Income	$191	$178	$165	+7%	+15%
Fee Income	$65	$61	$63	+6%	+4%
Total Revenue	$256	$240	$228	+7%	+12%
Expense	$145	$164	$136	-12%	+7%
PPNR[1]	$111	$75	$92	+47%	+20%
Loan Loss Provision	$9	$11	$7	-21%	+28%
Pre-Tax Income	$102	$64	$86	+59%	+19%
Net Income	$65	$42	$55	+55%	+19%
Adjusted Expense[2]	$149	$142	$136	+5%	+10%
Adjusted PPNR[1,2]	$106	$97	$92	+9%	+15%
Adjusted Pre-Tax Income[2]	$98	$86	$86	+13%	+14%
Total Average Loans ($B)	$16.8	$15.9	$14.3	+6%	+18%
Average Core Deposits ($B)	$18.1	$17.9	$17.0	+1%	+7%

- Revenues up 12% YOY and 7% LQ
  - NII increase driven by commercial loan growth
  - Fee income up from higher swap fees and gain on sale of properties
- Expenses LQ decrease primarily driven by a decline in legal accruals, somewhat offset by increases in personnel, technology, advertising and FDIC expense
- Average loans increased 18% YOY and 6% LQ
  - Continued strong growth in specialty lending areas
- Loan loss provision reflects overall stability in asset quality
  - Net charge-offs of $3mm in 3Q16, provision effect of commercial loan growth

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding. LQ – Linked Quarter. YOY - Year over Year.
[1]Pre-provision net revenue is not a GAAP number but is used in regulatory stress test reporting. The presentation of PPNR follows the regulatory definition.
[2]Adjusted Expense, Adjusted PPNR and Adjusted Pre-Tax Income for 3Q16 and 2Q16 are Non-GAAP numbers and are reconciled to the comparative GAAP or regulatory numbers, Expense, PPNR and Pre-Tax Income in the appendix.

6

Profitable Growth Opportunities: Regional Banking

- Regional Banking average loan growth of 18% YOY and 6% LQ
- Average Commercial loans up 22% YOY and 8% LQ
  - Acquired Franchise Finance loans accounted for ~$90mm of average loans and ~$535mm of period-end loans within other specialty lending area
- Continued strong loan growth in specialty lending areas and Tennessee markets
  - Middle TN up 8% YOY; West TN up 5% YOY
  - Average Loans to Mortgage Companies up $0.5B LQ, largely driven by low rates and seasonality
  - CRE growth reflects funding of previous commitments and selective new opportunities

3Q16 Average Regional Bank Commercial Loans



Energy 1%
Other[1] 2%
Correspondent 3%
Healthcare 3%
Corporate 9%
Asset Based Lending 13%
Commercial Real Estate 16%
Loans to Mortgage Companies 18%
Business Banking 6%
Commercial 30%
Specialty Lending Areas

Regional Banking Average Loan Growth by Lending Area



$17.0B
$16.8
$16.5
$16.3
$16.0
$15.8
$15.5
$15.3
$15.9
$(22)mm
$(8)mm
$(3)mm
$31mm
$78mm
$129mm
$229mm
$550mm
$16.8
2Q16
Business
Commercial
Retail
ABL
PC/WM
CRE
Other Specialty[2]
Loans to Mortgage Companies
3Q16

FIRST HORIZON NATIONAL CORPORATION

LQ – Linked Quarter. YOY – Year over Year.
Numbers may not add to total due to rounding.
[1]Other includes new specialty lines of Franchise Finance and Specialty Healthcare.
[2]Other Specialty includes Correspondent, Corporate, Healthcare, Energy, Franchise Finance and Specialty Healthcare lending areas.

7

Fixed Income - FTN Financial Solid Financial Results in Shifting Fixed Income Market 3Q16 Daily Fixed Income Product Revenue ▪ Fixed income product average daily revenue (ADR) remains strong at $922k in 3Q16 vs $1.1mm in 2Q16 ▪ Fixed income ADR LQ decrease driven by lower volatility in latter part of 3Q16 ▪ ROA at 1.6% and ROE at 27% in 3Q16 1 ▪ Focused on investing in extensive fixed income distribution platform: ▪ Strategic hires to increase market share ▪ Enhancement of municipal products platform and continued development of public finance capability ▪ Expanded product set to better serve customer base 9% 20% 34% 19% 17% 0 5 10 15 20 25 $250 - $500k $500 - $750K $750k - $1mm $1mm - $1.25mm $1.25mm+ Number of Days LQ – Linked Quarter. NM – Not Meaningful. * - less than 1%. 1 ROA and ROE are annualized numbers. Segment revenue, expense, asset and equity levels reflect those which are specifically identifiable or which are allocated ba sed on an internal allocation method. 2 3Q15 includes $11.6mm of expense related to the resolution of a legal matter. ~36% of days $1mm+ NII Fee Income $ in millions, except ADR Financial Results 3 Q16 $2 Net Income $72 $9 3 Q16 vs - 20% +39% NM 2Q16 $3 $78 $12 3 Q15 $3 $ 52 $(3) 2Q16 - 23% - 8% - 18% 3 Q15 Actuals Expense 2 $ 60 * $63 $60 - 5 % ADR $922k $1.1mm $671k +37% - 15% Pretax Income $15 NM $18 $(5) - 19% 8

9 Net Interest Income Sensitivity Impact 2 Consolidated Net Interest Income and Net Interest Margin Strong NII Growth and Margin Expansion ▪ NII up 5% LQ, up $22mm or 13% YOY ▪ NIM at 2.96%, up 4 bps LQ and up 11 bps YOY ▪ Average loan growth of 5% LQ and 12% YOY ▪ Average core deposits up 4% LQ and 11% YOY ▪ Regional Banking net interest spread up 2 bps LQ and 13 bps YOY ▪ Floating rate loans comprise 69% of loan portfolio vs fixed rate loans at 31% NIM Stability and Loan Growth Drive NII Increase NII and NIM Linked - Quarter Change Drivers LQ – Linked Quarter. YOY - Year over Year. Numbers may not add to total due to rounding. 1 Other includes the impact of lower Fixed Income inventories. 2 NII sensitivity analysis uses FHN’s balance sheet as of 3Q16. Bps impact assumes increase in Fed Funds rate. $160 $159 $157 $167 $164 $167 $172 $176 $185 2.50% 2.75% 3.00% 3.25% $100 $125 $150 $175 $200 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 NII (left axis) NIM (right axis) $200mm NII +16% ($ in millions) NII NIM 2Q16 $176.3 2.92% Increase in Loans to Mortgage Companies +$5.4 +2bp Loan Fees / Cash Basis +$0.4 +1bp Higher Commercial Loan Volume +$2.7 - Higher Day Count +$1.3 - Other 1 - $0.9 +1bp 3Q16 $185.2 2.96% +1.3% +$10mm +2.6% +$20mm 0% 1% 2% 3% 4% +25bps +50bps

10 Allowance to Loans Ratio by Segment 1.26% 1.19% 1.16% 1.07% 1.03% 0.89% 0.88% 0.92% 0.88% 0.85% 3.83% 3.60% 3.19% 2.97% 2.97% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 3Q15 4Q15 1Q16 2Q16 3Q16 Consolidated Regional Banking Non-Strategic Net Charge - Offs Asset Quality Stable Credit Trends Reflect Strong Underwriting Discipline 0.00% 0.13% 0.25% 0.38% 0.50% $0 $5 $10 $15 3Q15 4Q15 1Q16 2Q16 3Q16 NCOs $ Provision $ NCO %¹ $15mm ▪ Net charge - offs improved to $2mm in 3Q16 vs $8mm in 2Q16 ▪ Gross charge - offs down 43% LQ ▪ Non - Performing Assets down to $174mm in 3Q16 vs $199mm in 2Q16 ▪ Decrease largely driven by improvement in consumer real estate portfolio ▪ 30+ delinquencies as a percentage of total loans remained stable at 32 bps in 3Q16 and 2Q16 ▪ Non - strategic loans comprise 9% of total average loans at 3Q16, down from 13% a year ago Numbers may not add to total due to rounding. LQ – Linked Quarter. YOY - Year over Year. 1 Net charge - off % is annualized. ($ in mm) 3Q15 4Q15 1Q16 2Q16 3Q16 Provision $1 $1 $3 $4 $4 Charge - offs $(22) $(17) $(18) $(18) $(10) Recovery $10 $15 $8 $10 $8 Asset Quality Highlights

11 3Q16 Consolidated Long - Term Targets ROTCE 1 11.9% 15.0%+ ROA 1 0.97% 1.10 – 1.30% CET1 2 9.8% 8.0 – 9.0% NIM 1 2.96% 3.25 – 3.50% NCO / Average Loans 1 0.05% 0.20 - 0.60% Fee Income / Revenue 45% 40 - 50% Efficiency Ratio 70% 60 - 65% 1 ROTCE, ROA, NIM, and NCO / Average Loans are annualized. ROTCE is a Non - GAAP number and reconciled in the appendix. 2 Current quarter is an estimate. Building Long - Term Earnings Power: Bonefish Targets Focused on Growing Our Company Selectively and Profitably While Positioning Our Balance Sheet for Sustainable, Higher Returns in the Long Term Risk Adjusted Margin Total Assets Earning Assets Pre-tax Income Tax Rate Annualized Net Charge-Offs 0.20% - 0.60% % Fee Income 40% - 50% Efficiency Ratio 60% - 65% Return on Tangible Common Equity 15%+ Equity / Assets Common Equity Tier 1 8% - 9% Return on Assets 1.10% - 1.30% Net Interest Margin 3.25% - 3.50%

Building Blocks Provide Path to Bonefish Targets

Building a Foundation for Long-Term Earnings Power

Current Return/ Earnings Power

Continued Efficiencies
- *Non-Strategic Wind-Down*
- *Infrastructure Reductions*

Growth Opportunities
- *Specialty Lending*
- *Mid-Atlantic*
- *Middle TN*
- *Houston*
- *Wealth / Investments*
- *Municipals (FTN Financial)*

Economic Profit Improvement
- *Established Market Profitability/ Growth*
- *Product/ Relationship Profitability Improvement*
- *Sales Productivity Improvement*
- *Process Improvements*
- *Branch Network Rationalization*

Optimize/ Redeploy Capital
- *Dividends*
- *Share Buybacks*
- *M&A*

Capture Interest Rate Opportunities
- *Latent Income Embedded in Asset-Sensitive Balance Sheet*
- *Strong Deposit Franchise*

Increased Fixed Income Activity
- *Fixed Income Platform Capacity*
- *ADR at $1.0-$1.5mm*

Target Bonefish Return/ Earnings Power

More Controllable ⟷ *Less Controllable*

FIRST HORIZON NATIONAL CORPORATION

Chart illustrates a quantified path to long-term goals; it contains no forecasts.

12

13 Building a Foundation for Attractive Long - Term Earnings Power ▪ Proven execution capabilities ▪ Unique size, scope, and strengths ▪ Focused on efficiency, productivity, economic profitability, and growth opportunities ▪ Organizational alignment on the path to achieving long - term bonefish profitability ▪ Breadth and depth of talent that will be able to profitably run and grow the company Successfully Executing on Key Priorities FHN is Well - Positioned for Attractive Long - Term Earnings Power

APPENDIX 14

Notable Items

	2015	Pre-Tax Amount	2016	Pre-Tax Amount
1Q	Settlement with DOJ/HUD	$(162.5)mm	Branch Impairment	$(3.7)mm
	TrustAtlantic Acquisition Expenses	$(0.6)mm		
2Q	TrustAtlantic Acquisition Expenses	$(1.1)mm	Litigation Accrual[3]	$(26.0)mm
			Valuation Adjustment for Derivatives Related to Prior Sales of Visa Class B Shares	$(2.5)mm
			Mortgage Repurchase Reserve Release	$31.4mm
3Q	Retirement of Trust Preferred Debt	$5.8mm	Gain Primarily Related to Recoveries Associated with Prior Mortgage Servicing Sales	$4.4mm
	Employee Benefit Plan Amendment	$8.3mm	Litigation Accrual[2]	$(4.5)mm
	Litigation Accrual[1]	$(11.6)mm	Litigation Accrual Reversal[4]	$4.3mm
	TrustAtlantic Acquisition Expenses	$(0.6)mm		
4Q	Litigation Accrual[2]	$(14.2)mm		
	Impairment Related to Tax Credit Investment	$(2.8)mm		
	TrustAtlantic Acquisition Expenses	$(2.7)mm		

Refer to the financial supplement for further variance trend analysis.
[1]Pre-tax loss associated with resolution of legal matters in the Fixed Income segment. [2]Pre-tax loss associated with legal matters in the Non-Strategic segment.
[3]Pre-tax loss associated with legal matters in the Regional Bank and Non-Strategic segments.
[4]Pre-tax expense reversal associated with legal matters in the Regional Bank segment.

FIRST HORIZON NATIONAL CORPORATION
15

3Q16 Segment Highlights

$ in millions, except EPS	Net Income[1] 3Q16	Net Income[1] 2Q16	Net Income[1] 3Q15	3Q16 Per Share Impact[2]	Drivers and Impacts

Regional Banking	$65	$42	$55	$0.28	• NII up 15% YOY and 7% LQ
					• Average loans up 18% YOY and 6% LQ
					• Expenses up 7% YOY and down 12% LQ
					  ◦ 3Q16 includes +$4.3mm litigation reversal vs $22mm litigation expense in 2Q16
					  ◦ 3Q15 includes pre-tax gain related to an employee benefit plan amendment
					• Loan loss provision $9mm in 3Q16 vs $11mm in 2Q16

Fixed Income	$9	$12	$(3)	$0.04	• Fixed income product ADR of $922k in 3Q16 vs $1.1mm in 2Q16 • 3Q15 expense includes $11.6mm related to resolution of a legal matter
Corporate[1]	$(16)	$(19)	$(2)	$(0.07)	• 3Q15 included $5.8mm of pre-tax gain from retirement of Trust Preferred debt • 3Q15 included $4.5mm of after-tax benefit related to discrete items and utilization of a capital loss carryover
Non-Strategic	$4	$22	$9	$0.02	• Loan loss provision credit of $5mm in 3Q16 vs $7mm credit in 2Q16 • 3Q16 includes $4.4mm gain primarily related to recoveries associated with prior mortgage servicing sales • 2Q16 included $31.4mm mortgage repurchase reserve release • 3Q16 includes $4.5mm legal accrual expense vs $4.0mm in 2Q16
Total[1]	**$63**	**$57**	**$59**	**$0.27**	

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding.

[1]Corporate and total show net income available to common, which reflects $3mm of noncontrolling interest and $1.6mm of preferred stock dividends in each quarter.

[2]Segment EPS impacts are Non-GAAP numbers and reconciled in the table. EPS impacts are calculated using the 3Q16 net income column divided by the 234 million diluted shares outstanding.

16

17 #1 Deposit Market Share in Tennessee First Tennessee Bank Grew Deposits Faster Than Overall Footprint Market Source: FDIC. Data as of 6.30.16. Numbers and percentages may not add to total due to rounding. 1 West Tennessee and East Tennessee markets include $0.5B of deposits in Mississippi and Georgia within the Memphis and Chattan oog a metropolitan statistical areas. Those deposits are not included in the Tennessee state total. FDIC Deposit Market Share Market Rank Market FHN Market Share 2016 FHN Deposits YOY Deposit Growth 2016 2015 FHN Overall Market #1 Tennessee 14.3% 13.7% $19.8B 1 #1 West Tennessee 35.7% 31.3% $9.8B 1 19.3% 4.5% #1 East Tennessee 20.9% 22.1% $6.7B 1 - 1.0% 4.6% #5 Middle Tennessee 7.3% 7.2% $3.8B 8.8% 7.7% 5.3% 10.1%

3Q16 Credit Quality Summary by Portfolio

	Regional Banking					Corporate[5]	Non-Strategic				FHNC Consol
($ in millions)	Commercial (C&I & Other)	CRE	HE & HELOC	Other[1]	Total	Permanent Mortgage	Commercial (C&I & Other)	HE & HELOC	Permanent Mortgage	Other[2]	Total
Period End Loans	$11,698	$2,066	$3,608	$417	$17,789	$79	$420	$970	$290	$8	$19,556
30+ Delinquency	0.05%	0.18%	0.46%	0.97%	0.17%	4.37%	-	2.34%	2.36%	1.62%	0.32%
Dollars	$6	$4	$17	$4	$30	$3	-	$23	$7	$0	$63
NPL[3] %	0.22%	0.17%	0.57%	0.10%	0.28%	1.54%	0.99%	7.09%	9.48%	1.83%	0.78%
Dollars	$26	$3	$21	$0	$50	$1	$4	$69	$27	$0	$152
Net Charge-offs[4] %	0.05%	NM	0.01%	2.64%	0.08%	NM	NM	NM	0.18%	NM	0.05%
Dollars	$1	-$1	$0	$3	$3	NM	$0	-$1	$0	$0	$2
Allowance	$85	$32	$20	$13	$151	NM	$1	$33	$16	$0	$202
Allowance / Loans %	0.73%	1.57%	0.56%	3.19%	0.85%	NM	0.33%	3.40%	5.36%	2.50%	1.03%
Allowance / Charge-offs	16.76x	NM	57.14x	1.23x	10.88x	NM	NM	NM	29.16x	NM	22.51x

Numbers may not add to total due to rounding. Data as of 3Q16. NM - Not meaningful.
[1]Credit card, Permanent Mortgage, and Other. [2]Credit card, OTC, and Other Consumer.
[3]Non-performing loan % excludes held-for-sale loans. [4]Net charge-offs are annualized.
[5]Exercised clean-up calls on jumbo securitizations in 1Q13, 3Q12, 2Q11, and 4Q10, which are now on balance sheet in the Corporate segment.

FIRST HORIZON NATIONAL CORPORATION

18

19 Select C&I and CRE Portfolio Metrics Data as of 3Q16. Numbers may not add to total due to rounding. ▪ $12.1B C&I portfolio , diversified by industry ▪ $2.1B CRE portfolio, diversified by geography and product type, comprising 11% of period - end consolidated loans ▪ Commercial (C&I and CRE) net charge - offs were $0.7mm for the quarter ▪ Gross charge - offs were $2.0mm with recoveries of $1.4mm $1.4 $1.7 $1.5 $2.2 $2.5 $1.4 $1.2 $1.2 $1.6 $2.2 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 3Q15 4Q15 1Q16 2Q16 3Q16 Period End Average C&I: Loans to Mortgage Companies CRE: Loan Type CRE: Collateral Type CRE: Geographic Distribution Retail 24% Office 14% TN 28% NC 20% GA 13% Construction 23% Land 2% Mini - Perm/ Non - Construction 75% Industrial 11% Hospitality 14% Multi - Family 31% Other 19% TX 7% FL 5% SC 7% $2.5B

20 Core Banking Customers TN 68% CA 6% NC 3% VA 3% GA 3% Other 18% Consumer Portfolio Overview $1.1 $0.7 $0.0 $0.5 $1.0 $1.5 In Draw In Repayment HELOC Draw vs Repayment Balances Percent of Home Equity Portfolio: Months Left in Draw Period 21% 13% 8% 6% 6% 46% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 0-12 13-24 25-36 37-48 49-60 >60 Home Equity Portfolio Characteristics Home Equity Geographic Distribution 27.5% 29.2% 31.7% 32.7% 32.0% 15.0% 20.0% 25.0% 30.0% 35.0% $0.0 $0.5 $1.0 $1.5 $2.0 3Q15 4Q15 1Q16 2Q16 3Q16 Period End Balance Constant Pre-Payment Rate (Right Axis) Non - Strategic Consumer Real Estate Run - Off $2.0B $1.5B Data as of 3Q16. Numbers may not add to total due to rounding. First Second Total Balance $3.1B $1.5B $4.6B Original FICO 755 736 749 Refreshed FICO 756 726 746 Original CLTV 78% 81% 79% Full Doc 95% 77% 89% Owner Occupied 96% 94% 95% HELOCs $0.6B $1.2B $1.8B Weighted Average HELOC Utilization 44% 52% 50%

Agency & Non-Agency Update

Repurchase Resolution Agreements with Both GSEs

Mortgage Repurchase Reserve

($ in millions)	3Q15	4Q15	1Q16	2Q16	3Q16
Beginning Balance	$117	$115	$115	$114	$67
Net Realized Losses	$(2)	$(0)	$(1)	$(16)	$0
Provision	$0	$0	$0	$(31)	$(0)
Ending Balance	$115	$115	$114	$67	$67

Numbers may not add to total due to rounding.

Other Whole Loan Sales and Non-Agency

- Represent 82% of all active repurchase/make whole requests in 3Q16 pipeline
- Some non-Agency FHN loans were bundled with other companies' loans and securitized by the purchasers
  - A trustee for a bundler has commenced a legal action seeking repurchase of FHN loans
  - Certain purchasers have requested indemnity related to FHN loans included in their securitizations

Total Pipeline of Repurchase Requests[1]



$200mm
$100
$0
3Q15
4Q15
1Q16
2Q16
3Q16
GSE New Requests
Other New Requests
Resolved
Pipeline

- **Pipeline decrease in 2Q16 reflects the settlement of certain repurchase claims**

FIRST HORIZON NATIONAL CORPORATION

Data as of 3Q16. Numbers may not add to total due to rounding. [1]Based on UPB. The pipeline represents active investor claims and mortgage insurance (MI) cancellations under review, both of which could occur on the same loan. Excludes MI cancellation notices that have been reviewed and coverage has been lost. MI cancellations that have resulted in lost coverage are included in management's assessment of the adequacy of repurchase reserves. 3Q15, 4Q15, 1Q16, 2Q16 and 3Q16 pipeline includes $12.2mm, $16.1mm, $15.8mm, $4.6mm and $2.3mm in other claims, respectively, that pose no risk to the repurchase reserve but require formal acknowledgment with Fannie.

21

Reconciliation to GAAP Financials 22 Slides in this presentation use non - GAAP information of return on tangible common equity, adjusted expense, adjusted pre - provision net revenue and adjusted pre - tax income. That information is not presented according to generally accepted accounting principles (GAAP ) and is reconciled to GAAP information below. Numbers may not add to total due to rounding. 1 Pre - provision net revenue is not a GAAP number but is used in regulatory stress test reporting. The presentation of PPNR follows the regulatory definition. ($ in millions) Return on Tangible Common Equity 3Q16 Average Total Equity (GAAP) $2,718 Less: Average Noncontrolling Interest (GAAP) $295 Less: Preferred Stock (GAAP) $96 Average Common Equity (GAAP) (a) $2,327 Less: Average Intangible Assets (GAAP) $214 Average Tangible Common Equity (Non-GAAP) (b) $2,113 Annualized Net Income Available to Common (GAAP) (c) $251 Annualized Return on Average Common Equity (GAAP) (c/a) 10.8% Annualized Return on Average Tangible Common Equity (Non-GAAP) (c/b) 11.9% Adjusted Regional Banking Noninterest Expense 3Q16 2Q16 Regional Banking Noninterest Expense (GAAP) $145 $164 Less: Regional Banking Legal Accrual/Reversal (GAAP) -$4 $22 Adjusted Regional Banking Noninterest Expense (Non-GAAP) $149 $142 Adjusted Regional Banking Pre-Provision Net Revenue Regional Banking Pre-Provision Net Revenue ¹ $111 $75 Plus: Regional Banking Legal Accrual/Reversal (GAAP) -$4 $22 Adjusted Regional Banking Pre-Provision Net Revenue $106 $97 Adjusted Regional Banking Pre-Tax Income Regional Banking Pre-Tax Income (GAAP) $102 $64 Plus: Regional Banking Legal Accrual/Reversal (GAAP) -$4 $22 Adjusted Regional Banking Pre-Tax Income (Non-GAAP) $98 $86